VOL 928        1131

                              Senate Bill No. 601

                             SPECIAL ACT NO. 77-10

AN ACT CONCERNING INCORPORATION OF THE HARTFORD LIFE INSURANCE COMPANY OF CONNECTICUT.

     Be it enacted by the Senate and House of Representatives in General Assembly convened:

     Section 1. The Hartford Life Insurance Company of Connecticut is created a body politic and corporate and under that name shall have all the powers granted by the general statutes, as now enacted or hereafter amended, to corporations formed under the Stock Corporation Act. Hartford Fire Insurance Company shall be the sole Incorporator.

     Sec. 2. The corporation shall have the purposes and powers to write any and all forms of insurance which any other corporation now or hereafter chartered by Connecticut and empowered to do an insurance business may now or hereafter lawfully do: to accept and to cede reinsurance; to issue policies and contracts for any kind or combinations of kinds of insurance; to issue policies or contracts either with or without participation in profits; to acquire and hold any or all of the shares or other securities of any insurance corporation or any other kind of corporation; and to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act. The corporation is authorized to exercise the powers herein granted in any state, territory or jurisdiction of the United States or in any foreign country.

     Sec. 3. The capital with which the corporation shall commence business shall be an amount not less than one thousand dollars. The authorized capital shall be two million five hundred thousand dollars divided into one thousand shares of common capital stock with a par value of twenty-five hundred dollars each.

     Sec. 4. The incorporator named in Section 1 of this act shall form the corporation in the manner provided for specially chartered corporations in the Stock Corporation Act.

     Sec. 5.  The corporation shall obtain a

1132

                             Senate Bill No. 601

license from the insurance commissioner prior to the commencement of business and shall be subject to all general statutes applicable to insurance companies.


We, the undersigned officers of Hartford Fire Insurance Company, certify that the above is a true copy of an act passed by the Senate and House of Representatives on April 26, 1977.

                                              [O.K. - MARSHALL J. MOTT, 2-14-78]

                                                   /s/ Michael Schrichih
                                                   -----------------------------
                                                         Vice-President

                                                   /s/ Michael S. Wilder
                                                   -----------------------------
                                                          Secretary

                                                   Rec. sent  5/30/70

                                                      Rec.
                                                      The Hartford Life Ins. Co.
                                                      Hartford Plaza
                                                      Htfd, Ct 06115

                                                   Attention:
                                                     Frederick Burgess
                                                   L-HSS Tower-21


                                                           F  I  L  E  D
                                                       STATE OF CONNECTICUT

                                                           FEB 16 1978

                                                       SECRETARY OF STATE

                                                  By   O.S.    Time: 1:45 P.M.

VOL. 949         1803

                            CERTIFICATE OF MERGER

                                      OF

                       HARTFORD LIFE INSURANCE COMPANY


                                     AND

               THE HARTFORD LIFE INSURANCE COMPANY OF CONNECTICUT


   Pursuant to the laws of the Commonwealth of Massachusetts and the State of Connecticut, The Hartford Life Insurance Company of Connecticut, domiciled in Connecticut, and Hartford Life Insurance Company, domiciled in Massachusetts, entered into a merger agreement on June 20, 1978, a copy of which agreement is attached hereto and made a part hereof. Pursuant to that agreement, the surviving corporation shall be The Hartford Life Insurance Company of Connecticut. Also pursuant to that agreement, the name of the surviving corporation shall be changed to Hartford Life Insurance Company.

   Following approval of that agreement by the boards of directors of both merging companies, the agreement was submitted to the shareholders of both companies. Hartford Fire Insurance Company, the sole shareholder of Hartford Life Insurance Company (HL-MASS.) cast all its votes for the agreement. Hartford Life Insurance Company, the sole shareholder of The Hartford Life Insurance Company of Connecticut (HL-CT.), also cast all its votes for the agreement. These votes may be further described as follows:

VOL. 949         1804

                                    Total voting                         Vote
                 No. of Shares      Power of Shares     Vote required    favoring
                 entitled to vote   entitled to vote    for adoption     adoption
                 ----------------   ----------------    -------------    ---------
Shareholder
of HL-MASS.         100 common            100                 67            100

Shareholder
of HL-CT.           440 common            440                294            440

We hereby declare, under penalties of false statement, that the above statements in the foregoing certificate, insofar as they pertain to Hartford Life Insurance Company, are true.


                                                 HARTFORD LIFE INSURANCE COMPANY

                                                 by  /s/ Robert B. Goode, Jr.
                                                     ------------------------
                                                     Exec. Vice President

Date: November 30, 1978
      --------------------

                                                     /s/ Michael S. Wilder
                                                     ---------------------
                                                            Secretary


We hereby declare, under penalties of false statement, that the above statements in the foregoing certificate, insofar as they pertain to The Hartford Life Insurance Company of Connecticut, are true.

                                             THE HARTFORD LIFE INSURANCE COMPANY
                                                       OF CONNECTICUT

                                                 By  /s/ William A. McMahon
                                                     ----------------------
                                                         Vice President

Date: November 30, 1978
------------------------

    F  I  L  E  D
STATE OF CONNECTICUT


   DEC 4 1978

                                                     /s/ Carole Ann Masters
                                                     ----------------------
                                                      Assistant Secretary

Henry S. Cohen SECRETARY OF STATE
By:  O.S. Time: 4:00 P.M.

VOL. 949         1805


                             AGREEMENT OF MERGER


                       HARTFORD LIFE INSURANCE COMPANY
                       (A Massachusetts Corporation)

                                     and

               THE HARTFORD LIFE INSURANCE COMPANY OF CONNECTICUT
                        (A Connecticut Corporation)


     THIS AGREEMENT OF MERGER (hereinafter referred to as the "Agreement") made and entered into this 20th day of June, 1978, by and between HARTFORD LIFE INSURANCE COMPANY (hereinafter "HL-MASS."), a stock insurance company incorporated and existing under the laws of the Commonwealth of Massachusetts and having its place of business in Hartford, Connecticut, and THE HARTFORD LIFE INSURANCE COMPANY OF CONNECTICUT (hereinafter "HL-CT." or the "Surviving Corporation"), a stock insurance company incorporated and existing under the laws of the State of Connecticut and having its principal place of business in Hartford, Connecticut, which companies will sometimes be referred to hereinafter as "The Constituent Corporations".

VOL. 949         1806

                                  WITNESSETH:

     WHEREAS, the Boards of Directors of the Constituent Corporations deem it in the best interests of their respective corporations and shareholders that the domicile of HL-MASS. be transferred from the Commonwealth of Massachusetts to the State of Connecticut through a merger of HL-MASS. into HL-CT., pursuant to the applicable laws of Massachusetts and Connecticut, with HL-CT. being the Surviving Corporation; and

     WHEREAS, HL-MASS. owns all of the issued and outstanding shares of HL-CT., which consist of four hundred and forty (440) shares of common stock with a par value of twenty-five hundred dollars ($2,500) per share; and

     WHEREAS, the intent of this Agreement is to accomplish the aforementioned purposes:

     NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements, covenants, conditions and grants herein contained, HL-CT. and HL-MASS., by their respective Boards of Directors and in accordance with the applicable provisions of the laws of the State of Connecticut and the Commonwealth of Massachusetts, have agreed and do hereby agree, each with the other, as follows:

VOL. 949         1807

     FIRST: MERGER. On the effective date of the merger (as defined in Article SECOND of this Agreement), HL-MASS. shall be merged, pursuant to the Massachusetts General Laws Annotated and the Connecticut General Statutes, into and with HL-CT., and HL-CT. on such date shall merge HL-MASS. with and into itself. HL-CT. shall be the corporation which survives such merger, and as Surviving Corporation, shall continue and be deemed to continue for all purposes whatsoever after the merger.

     SECOND: EFFECTIVE DATE. Upon the performance of the conditions and the happening of the contingencies set forth in Article SEVENTH below, the effective date of the merger (the "Effective Date") shall be, and is hereby defined to mean, 12:01 a.m. on such date as a duly authorized officer of each Constituent Corporation shall designate.

     THIRD: JURISDICTION AND NAME. The Surviving Corporation shall be governed by the laws of the State of Connecticut and its name shall be Hartford Life Insurance Company.

     FOURTH: CONVERSION OF SECURITIES ON MERGER. The manner of converting the shares of the Constituent Corporations into shares of the Surviving Corporation shall be as follows:

VOL. 949         1808

     1. Each share of common stock of HL-CT. issued and outstanding immediately prior to the merger, and all rights in respect thereof, shall be deemed, immediately upon the Effective Date and without further action, to be one share of the common stock of the Surviving Corporation and shall be owned by the holder of the shares of HL-MASS.

     2. Each share of common stock of HL-MASS. issued and outstanding immediately prior to the merger and all rights in respect thereof shall be, immediately upon the Effective Date and without further action, cancelled as of that date.

     FIFTH: CHARTER AND BY-LAWS. From and after the Effective Date, the Charter and By-Laws of the Surviving Corporation shall be those of HL-CT. as constituted immediately prior to such merger, except that the name of the Surviving Corporation shall be Hartford Life Insurance Company.

     SIXTH: DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. The initial Board of Directors of the Surviving Corporation upon the Effective Date, and thereafter until a regular or special meeting of stockholders called for the purpose of electing Directors, shall consist of the following persons:

       Edward N. Bennett
       Raymond H. Deck
       Robert B. Goode, Jr.
       Raoul J. Grandpre'

VOL. 949         1809

       William M. Griffin
       Herbert P. Schoen
       Donald R. Sondergeld
       DeRoy C. Thomas
       William H. Thompson

     All Committes of Directors of the Surviving Corporation shall be those of HL-MASS. immediately prior to the merger. In addition, the officers of the Surviving Corporation shall be the officers of HL-MASS. immediately prior to the merger.


     SEVENTH: OFFICERS' AND DIRECTORS' RESPONSIBILITIES

     This Agreement is expressly conditioned and contingent upon its adoption and approval by (a) the stockholders of HL-MASS. and of HL-CT. and (b) the Insurance Commissioners of the Commonwealth of Massachusetts and the State of Connecticut. The officers and directors of the Constituent Corporations agree to do and perform each and every act and to execute and acknowledge all documents of every character required to obtain the adoption and approval of said stockholders and Commissioners; and agree to do and perform each and every act and to execute and acknowledge all documents of every character required to make the merger effective under the Massachusetts General Statutes Annotated and the Connecticut General Statutes.

VOL. 949         1810

     EIGHTH: PURPOSES, POWERS AND ASSETS.

     1. Except as herein otherwise specifically set forth, as of the Effective Date, the identity, existence, purposes, powers, assets, franchises, property rights and immunities of HL-MASS., including real and personal, tangible and intangible assets, of whatsoever character and wherever located, shall become the assets of HL-CT., and shall be merged into HL-CT., and pursuant to any and all applicable laws, HL-CT. shall be fully vested therewith. Likewise, as of the Effective Date, HL-CT., as the Surviving Corporation, shall assume and shall be liable and responsible for any and all of the legal liabilities and legal obligations of HL-MASS. then outstanding, including, without limitation, all liabilities for taxes, all liabilities under insurance contracts therefore issued or then on binder and all other legal liabilities and obligations of HL-MASS. The existence of HL-MASS., except insofar as it may be continued by statute, shall cease on the Effective Date and thereupon, HL-CT. and HL-MASS. shall become a single corporation. The Surviving Corporation shall continue as a stock insurance company, shall have the objects and purposes stated in the Charter of HL-CT., and in general terms shall have the power and authority to transact any business which HL-MASS. was empowered and authorized to transact prior to the merger.

VOL. 949         1811

     2. HL-MASS. shall execute and deliver or cause to be executed and delivered all such deeds or other instruments, and shall take or cause to be taken such further or other action, as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all of the aforesaid rights, privileges, powers and franchises and property, and otherwise to carry out the intent and purpose of this Agreement.

     NINTH: VOIDABILITY AND ABANDONMENT. Anything herein contained to the contrary notwithstanding, this Agreement of Merger may be terminated and abandoned by mutual consent of the Boards of Directors of the Constituent Corporations at any time prior to its Effective Date.

     TENTH: CONNECTICUT REGISTERED AGENT. The name and address of the registered agent in the State of Connecticut of HL-CT. is Michael S. Wilder, The Hartford, Hartford Plaza, Connecticut 06115. The principal office of the Surviving Corporation shall be in the City of Hartford, County of Hartford, State of Connecticut.

     ELEVENTH: RIGHT TO AMEND CHARTER. The Surviving Corporation reserves the right to amend, alter, change or repeal its Charter in the manner now or hereafter prescribed by Connecticut law, and all rights and powers conferred therein on stockholders, directors and officers are subject to this reserved power.

VOL. 949         1812

     TWELFTH: EXPENSES OF MERGER. The Surviving Corporation shall pay all expenses of effecting the provisions of this Agreement of Merger, provided, however, that in the event the merger shall not be effectuated for any reason, each of the Constituent Corporations shall assume and bear all expenses incurred by or attributable to it. No director or officer of either of the Constituent Corporations or of any parent corporation or subsidiary insurer, shall receive any fee, commission, other compensation or valuable consideration whatever other than regular salary, directly or indirectly, for in any manner aiding promoting or assisting in the merger.

     THIRTEENTH: SERVICE UPON SURVIVING CORPORATION. The Surviving Corporation agrees that it may be served with process in the Commonwealth of Massachusetts in any proceeding for enforcement of any obligation of HL-MASS. as well as for any obligation of the Surviving Corporation arising from the merger, and hereby irrevocably appoints the Commissioner of Insurance of the Commonwealth of Massachusetts as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by said Commissioner is: Michael S. Wilder, Hartford Life Insurance Company, Hartford Plaza, Hartford, Connecticut 06115.

VOL. 949         1813

     FOURTEENTH: DESCRIPTIVE HEADINGS. The descriptive headings of the several articles and paragraphs of the Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     FIFTEENTH: COUNTERPARTS. For the convenience of the parties and to facilitate the filing or recording of this Agreement, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

     IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement of Merger to be signed in their respective corporate names by their respective Presidents or Vice Presidents and their corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                                 HARTFORD LIFE INSURANCE COMPANY

ATTEST:

                                                 by  /s/ Robert B. Goode, Jr.
                                                     ------------------------
                                                     Executive Vice President


--------------------

VOL. 949         1814

                                             THE HARTFORD LIFE INSURANCE COMPANY
                                                       OF CONNECTICUT

ATTEST:

                                                 By  /s/ Raoul Grandpre'
                                                     ----------------------
                                                          President

Frederick C. Burgess
--------------------



     I, William A. McMahon, Secretary of Hartford Life Insurance Company, do hereby certify that the above is a true copy of an agreement entered into by Hartford Life Insurance Company and The Hartford Life Insurance Company of Connecticut on June 20, 1978. I further certify that said agreement remains in full force and effect.

Date: November 30, 1978                          /s/ William A. McMahon
-----------------------                              ----------------------
                                                       Secretary

-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATE
AMENDING OR RESTATING CERTIFICATE                             BOARD OF       BOARD OF DIRECTORS   / / BOARD OF DIRECTORS
OF INCORPORATION        BY ACTION OF  / / INCORPORATORS  / /  DIRECTORS  /X/ AND SHAREHOLDERS         AND MEMBERS
                                                                             (Stock Corporation)      (Nonstock Corporation)

VOL. 999                                                                      ---------------------------
                                                                              For office use only
                                       STATE OF CONNECTICUT                   ---------------------------
                                      SECRETARY OF THE STATE                  ACCOUNT NO.

                                                                              ---------------------------
                                                                              INITIALS
                                                                                          M
                                                                              ---------------------------

=============================================================================================================================
1. NAME OF CORPORATION                                             | DATE
-- Hartford Life Insurance Company                                 | February 10, 1982
-----------------------------------------------------------------------------------------------------------------------------

2. The Certificate of incorporation is / / A. AMENDED ONLY  /X/ B. AMENDED    / / C. RESTATED ONLY by the following resolution:
                                                                AND RESTATED


   See attached Restated Certificate of Incorporation.










3. (Omit of 2A is checked)
   (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any, if name, so indicate)

       1. Section 1 is amended to read as Restated.
       2. Section 4 is deleted.
       3. Section 5 is deleted.



   (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original certificate of incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of
       Incorporation.


=============================================================================================================================
BY ACTION OF   | / /  4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the
INCORPORATION  |         organization meeting of the corporation, and approved in writing by all subscribers (if any) for
               |         shares of the corporation, (or if nonstock corporation, by all aspirants for membership entitled to
               |         vote, if any).
               |
               |We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the
               |statements made in the foregoing certificate are true.
               |
               |--------------------------------------------------------------------------------------------------------------
               |SIGNED                                | SIGNED                                | SIGNED
               |                                      |                                       |
               |--------------------------------------------------------------------------------------------------------------
               | (All subscribers, or, if nonstock corporation, all applicants, for membership entitled to vote,
               |  if none, so indicate.)
               |--------------------------------------------------------------------------------------------------------------
               |SIGNED                                | SIGNED                                | SIGNED
               |                                      |                                       |
=============================================================================================================================

                                RESTATED CERTIFICATE OF INCORPORATION

                                   HARTFORD LIFE INSURANCE COMPANY


     This Restated Certificate of Incorporation gives effect to the amendment of the Certificate of Incorporation of the corporation and otherwise purports merely to restate all those provisions already in effect. This Restated Certificate of Incorporation has been adopted by the Board of Directors and by the sole shareholder.

          Section 1. The name of the corporation is Hartford Life Insurance Company and it shall have all the powers granted by the general statutes, as now enacted or hereinafter amended to corporations formed under the Stock Corporation Act.

          Section 2. The corporation shall have the purposes and powers to write any and all forms of insurance which any other corporation now or hereafter chartered by Connecticut and empowered to do an insurance business may now or hereafter may lawfully do; to accept and to cede reinsurance; to issue policies and contracts for any kind or combinations of kinds of insurance; to issue policies or contracts either with or without participation in profits; to acquire and hold any or all of the shares or other securities of any insurance corporation; and to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act. The corporation is authorized to exercise the powers herein granted in any state, territory or jurisdiction of the United States or in any foreign country.

          Section 3. The capital with which the corporation shall commence business shall be an amount not less than one thousand dollars. The authorized capital shall be two million five hundred thousand dollars divided into one thousand shares of common capital stock with a par value of twenty-five hundred dollars each.

          We hereby declare, under the penalties of false statement that the above statements in the foregoing Certificate are true.


Dated: February 10, 1982                         HARTFORD LIFE INSURANCE COMPANY

                                                 By  /s/ Robert B. Goode, Jr.
                                                     ------------------------

Attest:

/s/ William A. McMahon
----------------------

7342D

                 740                     (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
BY ACTION OF   |
BOARD OF       | / / 4. (Omit if 2C is checked.) The above resolution was adopted by the board of directors acting alone,
DIRECTORS      |
               |     / / there being no shareholders or subscribers.        / / the board of directors being so authorized
               |                                                                pursuant to Section 33-311, Conn. G.S. as amended.
               |    / / the corporation being a nonstock corporation and having
               |        no members and no applicants for membership entitled to
               |        vote on such resolution.
               |-------------------------------------------------------------------------------------------------------------------
               |5. The number of affirmative votes                     | 6. The number of directors' votes
               |   required to adopt such resolution is:               |    in favor of the resolution was:
               |-------------------------------------------------------------------------------------------------------------------
               |  We hereby declare, under the penalties of flase statements that the statements made in the foregoing certificate
               |  are true.
               |-------------------------------------------------------------------------------------------------------------------
               |NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type) | NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
               |                                                    |
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED (President or Vice-President)                | SIGNED (Secretary or Assistant Secretary)
               |                                                    |
---------------|-------------------------------------------------------------------------------------------------------------------
BY ACTION OF   | /X/ 4. The above resolution was adopted by the board of directors and by shareholders.
BOARD OF       |
DIRECTORS AND  |5. Vote of shareholders:
SHAREHOLDERS   |
               |(e) (Use if no shares are required to be voted as a class.)
               |-------------------------------------------------------------------------------------------------------------------
               |NUMBER OF SHARES ENTITLED TO VOTE | TOTAL VOTING POWER   | VOTE REQUIRED FOR ADOPTION  | VOTE FAVORING ADOPTION
               |    400                           |     400              |       267                   |    400
               |-------------------------------------------------------------------------------------------------------------------
               |    (b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of
               |        outstanding shares of each such class, the voting power thereof, and the vote of each such class for
               |        the amendment resolution.)
               |
               |
               |
               | We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate
               | are true.
               |-------------------------------------------------------------------------------------------------------------------
               |NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type) | NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
               | Robert B. Goode, Jr., Executive Vice Pres. &       | William A. McMahon, Gen. Counsel & Secretary
               |                       Chief Oper. Officer          |
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED (President or Vice-President)                | SIGNED (Secretary or Assistant Secretary)
               | /s/ Robert B. Goode, Jr.                           | /s/ William A. McMahon
---------------|-------------------------------------------------------------------------------------------------------------------
BY ACTION OF   |/ / 4. The above resolution was adopted by the board of directors and by members.
BOARD OF       |
DIRECTORS AND  |5. Vote of members:
MEMBERS        |(a) (Use if no members are required to vote as a class.)
               |-------------------------------------------------------------------------------------------------------------------
               |NUMBER OF MEMBERS VOTING          | TOTAL VOTING POWER   | VOTE REQUIRED FOR ADOPTION  | VOTE FAVORING ADOPTION
               |                                  |                      |                             |
               |-------------------------------------------------------------------------------------------------------------------
               |    (b) (If the members of any class are entitled to vote as a class, indicate the designation and number of each
               |        such class, the voting power thereof, and the vote of each such class for the amendment resolution.)
               |
               |
               |
               | We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate
               | are true.
               |-------------------------------------------------------------------------------------------------------------------
               |NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type) | NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
               |                                                    |
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED (President or Vice-President)                | SIGNED (Secretary or Assistant Secretary)
               |                                                    |
===============|===================================================================================================================
FOR OFFICE     |    F  I  L  E  D                | FILING FEE             | CERTIFICATION FEE          |  TOTAL FEES
USE ONLY       | STATE OF CONNECTICUT            |    $30                 |     $9.50                  |   $39.50
               |                                 |---------------------------------------------------------------------------------
               |     APR -2 1982                 |SIGNED (for Secretary of the State)
               |                                 |Rec. and ICC to Ann Zacchio sent 4/15/82 DM
               |                                 |---------------------------------------------------------------------------------
               |                                 |CERTIFIED COPY SENT ON  (Date)        |     INITIALS
               | SECRETARY OF THE STATE          |           Law Dept                   |    Hartford Ins. Group
               |                                 |---------------------------------------------------------------------------------
               | By:             Time: 2:30 P.M. |TO
               |                                 |         Htfd Plaza, Htfd, CT 06115
               |                                 |---------------------------------------------------------------------------------
               |                                 |CARD                  |   LIST                  |   PROOF
               |                                 |                      |                         |
===============|===================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATE
AMENDING OR RESTATING CERTIFICATE                             BOARD OF       BOARD OF DIRECTORS   / / BOARD OF DIRECTORS
OF INCORPORATION        BY ACTION OF  / / INCORPORATORS  / /  DIRECTORS  /X/ AND SHAREHOLDERS         AND MEMBERS
                                                                             (Stock Corporation)      (Nonstock Corporation)

VOL. 999                                                                      ---------------------------
                                                                              For office use only
                                       STATE OF CONNECTICUT                   ---------------------------
                                      SECRETARY OF THE STATE                  ACCOUNT NO.

                                                                              ---------------------------
                                                                              INITIALS
                                                                                          M
                                                                              ---------------------------

=============================================================================================================================
1. NAME OF CORPORATION                                             | DATE
-- Hartford Life Insurance Company                                 | August 2, 1984
-----------------------------------------------------------------------------------------------------------------------------

2. The Certificate of incorporation is /X/ A. AMENDED ONLY  / / B. AMENDED    / / C. RESTATED ONLY by the following resolution:
                                                                AND RESTATED


             RESOLVED, That Section 3 of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

                   "Section 3. The capital with which the Corporation shall commence business shall be an amount not less than one thousand dollars ($1,000). The authorized capital shall be five million six hundred and ninety thousand dollars
                   ($5,690,000) divided into one thousand (1,000) shares or common capital stock with a par value of five thousand six hundred and ninety dollars ($5,690) each."





3. (Omit if 2A is checked.)
   (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any, if none, so indicate.)






   (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of
       Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of
       Incorporation.


=============================================================================================================================
BY ACTION OF   | / /  4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the
INCORPORATION  |         organization meeting of the corporation, and approved in writing by all subscribers (if any) for
               |         shares of the corporation, (or if nonstock corporation, by all aspirants for membership entitled to
               |         vote, if any).
               |
               |We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the
               |statements made in the foregoing certificate are true.
               |
               |--------------------------------------------------------------------------------------------------------------
               |SIGNED                                | SIGNED                                | SIGNED
               |                                      |                                       |
               |--------------------------------------------------------------------------------------------------------------
               |(All subscribers, or, if nonstock corporation, all applicants, for membership entitled to vote,
               | if none, so indicate.)
               |--------------------------------------------------------------------------------------------------------------
               |SIGNED                                | SIGNED                                | SIGNED
               |                                      |                                       |
=============================================================================================================================

                                       (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
BY ACTION OF   |
BOARD OF       | / / 4. (Omit if 2C is checked.) The above resolution was adopted by the board of directors acting alone,
DIRECTORS      |
               |     / / there being no shareholders or subscribers.        / / the board of directors being so authorized
               |                                                                pursuant to Section 33-341, Conn. G.S. as amended.
               |    / / the corporation being a nonstock corporation and having
               |        no members and no applicants for membership entitled to
               |        vote on such resolution.
               |-------------------------------------------------------------------------------------------------------------------
               |5. The number of affirmative votes                     | 6. The number of directors' votes
               |   required to adopt such resolution is:               |    in favor of the resolution was:
               |-------------------------------------------------------------------------------------------------------------------
               |  We hereby declare, under the penalties of flase statements that the statements made in the foregoing certificate
               |  are true.
               |-------------------------------------------------------------------------------------------------------------------
               |NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type) | NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
               |                                                    |
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED (President or Vice-President)                | SIGNED (Secretary or Assistant Secretary)
               |                                                    |
---------------|-------------------------------------------------------------------------------------------------------------------
BY ACTION OF   | /X/ 4. The above resolution was adopted by the board of directors and by shareholders.
BOARD OF       |
DIRECTORS AND  |5. Vote of shareholders:
SHAREHOLDERS   |
               |(e) (Use if no shares are required to be voted as a class.)
               |-------------------------------------------------------------------------------------------------------------------
               |NUMBER OF SHARES ENTITLED TO VOTE | TOTAL VOTING POWER   | VOTE REQUIRED FOR ADOPTION  | VOTE FAVORING ADOPTION
               |    400                           |     400              |       267                   |    400
               |-------------------------------------------------------------------------------------------------------------------
               |    (b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of
               |        outstanding shares of each such class, the voting power thereof, and the vote of each such class for
               |        the amendment resolution.)
               |
               |
               |
               | We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate
               | are true.
               |-------------------------------------------------------------------------------------------------------------------
               |NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type) | NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
               | Edward M. Bennett (Sr. Vice President)             | Robert C. Fischer (Secretary)
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED (President or Vice-President)                | SIGNED (Secretary or Assistant Secretary)
               | /s/ Edward M. Bennett                              | /s/ Robert C. Fischer
---------------|-------------------------------------------------------------------------------------------------------------------
BY ACTION OF   |/ / 4. The above resolution was adopted by the board of directors and by members.
BOARD OF       |
DIRECTORS AND  |5. Vote of members:
MEMBERS        |(a) (Use if no members are required to vote as a class.)
               |-------------------------------------------------------------------------------------------------------------------
               |NUMBER OF MEMBERS VOTING          | TOTAL VOTING POWER   | VOTE REQUIRED FOR ADOPTION  | VOTE FAVORING ADOPTION
               |                                  |                      |                             |
               |-------------------------------------------------------------------------------------------------------------------
               |    (b) (If the members of any class are entitled to vote as a class, indicate the designation and number of each
               |        such class, the voting power thereof, and the vote of each such class for the amendment resolution.)
               |
               |
               |
               | We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate
               | are true.
               |-------------------------------------------------------------------------------------------------------------------
               |NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type) | NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
               |                                                    |
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED (President or Vice-President)                | SIGNED (Secretary or Assistant Secretary)
               |                                                    |
===============|===================================================================================================================
FOR OFFICE     |    F  I  L  E  D                | FILING FEE             | CERTIFICATION FEE          |  TOTAL FEES
USE ONLY       | STATE OF CONNECTICUT            |    $30.-               |     $27.-                  |   $57.-
               |                                 |---------------------------------------------------------------------------------
               |     AUG -3 1984                 |SIGNED (for Secretary of the State)
               |                                 |
               |                                 |---------------------------------------------------------------------------------
               |                                 |CERTIFIED COPY SENT ON (Date)         |     INITIALS
               | SECRETARY OF THE STATE          |  cc's done & taken  8/6/84           |
               |                                 |---------------------------------------------------------------------------------
               | By:             Time: 3:00 P.M. |TO
               |                                 |   Rec only sent 9-24-84 at Corp.
               |                                 |---------------------------------------------------------------------------------
               |                                 |CARD                  |   LIST                  |   PROOF
               |                                 | Edward M. Bennett    |                         |
               |                                 |  Hartford Plaza      |                         |
               |                                 |  Hartford CT 06156   |
===============|===================================================================================================================

                                                STATE OF CONNECTICUT
    [SEAL OF STATE OF CONNECTICUT]
                                                  FILING #0002135629 PG 01 OF 05 VOL B-00350
                                                      FILED 07/25/2000 08:30 A.M. PAGE 02158
                                                            SECRETARY OF THE STATE
                                                        CONNECTICUT SECRETARY OF THE STATE


      THIS IS TO CERTIFY, THAT the attached Amended Certificate of Incorporation of Hartford Life Insurance Company has been filed with the Insurance Department.











                                                  WITNESS MY HAND AND OFFICIAL SEAL, AT HARTFORD,
                                                          THIS 17TH DAY OF JULY, 2000

                                                              /s/ Susan F. Cogswell

                                                                 Insurance Commissioner

                            CERTIFICATE OF AMENDMENT
                               STOCK CORPORATION
                        Office of the Secretary of State
 30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 / Rev. 12/1999
------------------------------------------------------------------------------
                                     FILING #0002135629 PG 02 OF 05 VOL B-00350
                                         FILED 07/25/2000 08:30 A.M. PAGE 02159
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


------------------------------------------------------------------------------
1. NAME OF CORPORATION:
   Hartford Life Insurance Company
------------------------------------------------------------------------------
2. THE CERTIFICATE OF INCORPORATION IS (CHECK A, B, OR C.):

__X__  A. AMENDED.

_____  B. AMENDED AND RESTATED.

_____  C. RESTATED.

------------------------------------------------------------------------------
3. TEXT OF EACH AMENDMENT / RESTATEMENT:

   See Attachment A.












  (PLEASE REFERENCE AN 8 1/2 X 11 ATTACHMENT IF ADDITIONAL SPACE IS NEEDED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                     FILING #0002135629 PG 03 OF 05 VOL B-00350
                                         FILED 07/25/2000 08:30 A.M. PAGE 02160
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


------------------------------------------------------------------------------
4. VOTE INFORMATION (CHECK A, B, OR C.):

_XX_ A. THE RESOLUTION WAS APPROVED BY SHAREHOLDERS AS FOLLOWS:

     (SET FORTH ALL VOTING INFORMATION REQUIRED BY CONN. GEN. STAT. SECTION 33-800 AS AMENDED IN THE SPACE PROVIDED BELOW)

     The number of outstanding shares of the Corporation's common capital stock entitled to vote thereon was 1,000. The vote favoring adoption was 1,000 shares, which was sufficient for approval of the resolution.










------------------------------------------------------------------------------

____ B. THE AMENDMENT WAS ADOPTED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER
        ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

____ C. THE AMENDMENT WAS ADOPTED BY THE INCORPORATORS WITHOUT SHAREHOLDER
        ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

------------------------------------------------------------------------------
                          5. EXECUTION:
------------------------------------------------------------------------------
              Dated this    5th     day of       May     , 2000 .
                         ---------         --------------    ---
------------------------------------------------------------------------------
                       |                        |
 Lynda Godkin          |   Corporate Secretary  |   /s/ Lynda Godkin
------------------------------------------------------------------------------
PRINT OR TYPE NAME     |     CAPACITY OF        |       SIGNATURE
 OF SIGNATORY          |      SIGNATORY         |
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                     FILING #0002135629 PG 04 OF 05 VOL B-00350
                                         FILED 07/25/2000 08:30 A.M. PAGE 02161
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


                             ATTACHMENT A

The Restated Certificate of Incorporation of Hartford Life Insurance Company is amended by the following resolution adopted by the Sole Shareholder on April 28, 2000:

     RESOLVED, that the Restated Certificate of Incorporation of the Company, as amended to date, be further amended by adding the following Sections 6, 7 and 8 and that all other sections of the Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect:


           SECTION 6. The personal liability to the corporation or its stockholders of a person who is or was a director of the corporation for monetary damages for breach of duty as a director shall be limited to the amount of the compensation received by the director for serving the corporation during the year of the violation if such breach did not (a) involve a knowing and culpable violation of law by the director, (b) enable the director or an associate, as defined in subdivision (3) of Section 33-840 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time, to receive an improper personal economic gain, (c) show a lack of good faith and a conscious disregard for the duty of the director to the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation, or (e) create liability under Section 33-757 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time. The personal liability of a person who is or was a director to the corporation or its stockholders for breach of duty as a director shall further be limited to the full extent allowed from time to time by Connecticut law. This Section 6 shall not limit or preclude the liability of a person who is or was a director for any act or omission occurring prior to the effective date hereof. Any lawful repeal or modification of this Section 6 or the adoption of any provision inconsistent herewith by the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any limitation of liability, right or protection of such person existing at or prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.

           SECTION 7. The corporation shall indemnify its directors for liability, as defined in Section 33-770(5) of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time, to any person for any action taken, or any failure to take any action, as a director, except liability that (a) involved a knowing and culpable violation of law by the director, (b) enabled the director or an associate (as defined in Section 33-840 of the Connecticut Business

------------------------------------------------------------------------------
                                     FILING #0002135629 PG 05 OF 05 VOL B-00350
                                         FILED 07/25/2000 08:30 A.M. PAGE 02162
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


           Corporation Act as in effect on the effective date hereof and as it may be amended from time to time) to receive an improper personal gain, (c) showed a lack of good faith and conscious disregard for the duty of the director to the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation, or (e) created liability under Section 33-757 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time. Notwithstanding the preceding sentence, the corporation shall not be required to indemnify an indemnitee in connection with a proceeding (or part thereof) commenced by the indemnitee against the corporation. This Section 7 shall not affect the indemnification or advance of expenses to a director for any liability stemming from acts or omissions occurring prior to the effective date hereof. Any lawful repeal or modification of this
           Section 7 or the adoption of any provision inconsistent herewith by the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any right to indemnification of such person existing at or prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.

           SECTION 8. The corporation shall not be obligated by Section 33-771(e) or Section 33-776(d) of the Connecticut Business Corporation Act to indemnify, or advance or reimburse expenses in advance of a final determination, to any current or former director, officer, employee or agent of the corporation who is not a director. However, the corporation may, at the discretion of the board of directors, indemnify, or advance or reimburse expenses to, any current or former director, officer, employee or agent of the corporation who is not a director to the fullest extent permitted by law.

------------------------------------------------------------------------------
                                     FILING #0001681565 PG 02 OF 05 VOL B-00105
                                         FILED 12/31/1996 10:21 A.M. PAGE 00678
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE




CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
01-38 REV. 9/90
STOCK CORPORATION

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE
                               30 TRINITY STREET
                              HARTFORD, CT 06106

-------------------------------------------------------------------------------
1.  Name of Corporation (Please enter name within lines)


            Hartford Life Insurance Company
-------------------------------------------------------------------------------

2. The Certificate of Incorporation is: (Check one)

   /X/  A.  Amended only, pursuant to Conn. Gen. Stat. Section 33-360.

   / / B. Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107.)

   / /  C.  Restated only, pursuant to Conn. Gen. Stat. Section 33-362(a).

   / /  D.  Amended and restated, pursuant to Conn. Gen. Stat. Section
            33-362(c).

   / /  E.  Restated and superseded pursuant to Conn. Gen. Stat.
            Section 33-362(d).

        Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 x 11 attached sheet if more space is needed. Conn. Gen. Stat.
        Section 1-9.


               See Attachment A





        (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)


3. (Check one)

   / / A.   This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.).

   / / B.   This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

4. (Check, if true)

   / / This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

------------------------------------------------------------------------------
                                     FILING #0001681565 PG 03 OF 05 VOL B-00105
                                         FILED 12/31/1996 10:21 A.M. PAGE 00679
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


5. The manner of adopting the resolution was as follows:

   /X/ A.  By the board of directors and shareholders
           Vote of Shareholders: (Check (i) or (ii), an

           (i) / / No shares are required to be voted as a class; the shareholder's vote was as follows:

           Vote Required for Adoption  660      Vote Favoring Adoption  1,000
                                      ------                            -----

           (ii) / / There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
                     (Use an 8 1/2 x 11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1-9.)

           (iii) / / Check here if the corporation has 100 or more recordholders, as defined in Conn. Gen. Stat.
                     Section 33-311a(a).

   / / B.  By the board of directors acting alone, pursuant to Conn. Gen. Stat.
           Section 33-360(b)(2) or 33-362(a).

           The number of affirmative votes required to adopt such resolution is: _________________

           The number of directors' votes in favor of the resolution was:
           ___________________

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

    (Print or Type)           Signature             (Print or Type)           Signature
------------------------------------------------------------------------------------------
Name of Pres./V. Pres  |                      | Name of Sec/Assn't Sec. |
John P. Ginnetti       | /s/ John P. Ginnetti | Lynda Godkin            | /s/ Lynda Godkin
------------------------------------------------------------------------------------------

   / / C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

------------------------------------------------------------------------------
Signed Incorporator  |   Signed Incorporator   |   Signed Incorporator
                     |                         |
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Signed Subscriber    |    Signed Subscriber    |    Signed Subscriber
                     |                         |
------------------------------------------------------------------------------

           (Use an 8 1/2 x 11 attached sheet if more space is needed.
                        Conn. Gen. Stat. Section 1-9)


6. Dated at Simsbury, CT     this               day of   December   , 1996
           ----------------        -----------         ------------     ---


                                         |Rec. CC. GS: (Type or Print)
                                         |  Nancy V. Galvin, Legal Assistant
                                         |--------------------------------------
                                         |  The Hartford - Life Law
                                         |--------------------------------------
                                         |  200 Hopmeadow Street
                                         |--------------------------------------
                                         |  Simsbury, CT 06089
                                         --------------------------------------
                                          Please provide filer's name and
                                          complete address for mailing

------------------------------------------------------------------------------
                                     FILING #0001681565 PG 04 OF 05 VOL B-00105
                                         FILED 12/31/1996 10:21 A.M. PAGE 00680
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE

                        HARTFORD LIFE INSURANCE COMPANY

                             CERTIFICATE AMENDING
                     RESTATED CERTIFICATE OF INCORPORATION
          BY ACTIONS OF THE BOARD OF DIRECTORS AND THE SOLE SHAREHOLDER


1.   The name of the Corporation is HARTFORD LIFE INSURANCE COMPANY.

2. The Restated Certificate of Incorporation of the Corporation is amended by the following resolution of each of the Board of Directors and the Sole
     Shareholder:

        RESOLVED, that the Restated Certificate of Incorporation of the Company, as supplemented and amended to date, is hereby further amended by and adding the following Sections 4 and 5. All other sections of the Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect.

        "Section 4.   The Board of Directors may, at any time, appoint from
                      among its own members such committees as it may deem necessary for the proper conduct of the business of the Company. The Board of Directors shall be unrestricted as to the powers it may confer upon such committees."

        "Section 5.   So much of the charter of said corporation, as amended,
                      as is inconsistent herewith is repealed, provided that such repeal shall not invalidate or otherwise affect any action taken pursuant to the charter of the corporation, in accordance with its terms, prior to the effective date of such repeal."

3. The above resolutions were consented to by the Board of Directors and the Sole Shareholder of the Corporation. The number of shares of the Corporation's common capital stock entitled to vote thereon was 1,000 and the vote required for adoption was 660 shares. The vote favoring adoption was 1,000 shares, which was the greatest vote required to pass the resolution.

------------------------------------------------------------------------------
                                     FILING #0001681565 PG 05 OF 05 VOL B-00105
                                         FILED 12/31/1996 10:21 A.M. PAGE 00681
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE

                                      -2-

Dated at Simsbury, Connecticut this 30th day of December, 1996.

We hereby declare, under penalty of false statement, that the statements made in the foregoing Certificate are true.


                                      HARTFORD LIFE INSURANCE COMPANY

                                      /s/ John P. Ginnetti
                                      ------------------------------------------
                                      John P. Ginnetti, Executive Vice President


                                      /s/ Lynda Godkin
                                      ------------------------------------------
                                      Lynda Godkin, Associate General Counsel
                                      & Secretary

                                       STATE OF CONNECTICUT
    [SEAL OF STATE OF CONNECTICUT]     INSURANCE DEPARTMENT


                                    FILING #0001681565 PG 01 OF 05 VOL B-0010
                                         FILED 12/31/1996 10:21 A.M. PAGE 00677
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


      THIS IS TO CERTIFY, THAT THE CERTIFICATE AMENDING THE RESTATED CERTIFICATE OF INCORPORATION OF HARTFORD LIFE INSURANCE COMPANY, WITH RESPECT TO THE REVISED SECTION 4 AND SECTION 5 AS ATTACHED, HAS BEEN REVIEWED AND APPROVED.









                                 WITNESS MY HAND AND OFFICIAL SEAL, AT HARTFORD,

                                             THIS THIRTIETH DAY OF DECEMBER 1996

                                              /s/ George M. Reider, Jr.

                                                           George M. Reider, Jr.
                                                          Insurance Commissioner


                                  Phone:
                                  P.O. Box 816  Hartford, CT 06142-0816